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                                                                      EXHIBIT 99

                               FORD MOTOR COMPANY

                  NORTH AMERICAN PRODUCTION AND OVERSEAS SALES


                                                                                        2000                                  2001
                                                         -----------------------------------------------------------------  --------
                                                                         Actual                                   Planned
                                                         ----------------------------------------- ---------------------------------
                                                          First          Second         Third        Fourth       Full       First
                                                         Quarter         Quarter       Quarter      Quarter       Year      Quarter
                                                        ---------       ---------     ---------    ---------     ------    ---------
                                                          (000)           (000)         (000)        (000)        (000)        (000)
North American Production and Imports
Car  (U.S., Canada, and
         Hermosillo/Cuautitlan in Mexico)                    482            477            390          356       1,705         370

Truck  (U.S., Canada)                                        788            830            654          691       2,963         680
                                                           -----          -----          -----        -----       -----       -----
    North American Production                              1,270          1,307          1,044        1,047       4,668       1,050

Mexican Domestic Units  a/                                     8             11             11           16          46          12

Imports (Volvo, Jaguar, Land Rover, Fiesta)                   45             52             46           68         211          52
                                                           -----          -----          -----        -----       -----       -----

      TOTAL NORTH AMERICA (INCL. IMPORTS)                  1,323          1,370          1,101        1,131       4,925       1,114

OVERSEAS VEHICLE UNIT SALES                                  594            682            547          645       2,468         692
                                                           -----          -----          -----        -----       -----       -----

FORD WORLDWIDE                                             1,917          2,052          1,648        1,776       7,393       1,806
                                                           =====          =====          =====        =====       =====       =====



Over/(Under) Prior
      NORTH AMERICA
                        Units:
                          . ISSUE                                                                      (21)                   (105)
                          . Quarter                          107             47          (269)           30                    (38)
                          . Year                              98             56             50         (85)         119       (209)

                        Percentage:
                          . ISSUE                                                                      (2)%                    (9)%
                          . Quarter                           9%             4%          (20)%           3%                    (3)%
                          . Year                              8%             4%             5%         (7)%          2%       (16)%

      OVERSEAS
                        Units:
                          . ISSUE                                                                      (23)                       0
                          . Quarter                         (20)             88          (135)           98                      24
                          . Year                              49              3              3           31          86          98

                        Percentage:
                          . ISSUE                                                                      (3)%                      0%
                          . Quarter                         (3)%            15%          (20)%          18%                      4%
                          . Year                              9%             0%             1%           5%          4%         16%

      WORLDWIDE
                        Units:
                          . ISSUE                                                                      (44)                   (105)
                          . Quarter                          160            135          (404)          128                    (14)
                          . Year                             147             59             53         (54)         205       (111)

                        Percentage:
                          . ISSUE                                                                      (2)%                    (5)%
                          . Quarter                           9%             7%          (20)%           8%                    (1)%
                          . Year                              8%             3%             3%         (3)%          3%        (6)%



 - - - - -
a/ Units produced and sold in Mexico